UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 5, 2025

Hawaiian Electric Industries, Inc.	1-8503	99-0208097
(Exact Name of Registrant as Specified in Its Charter)	(Commission File Number)	(I.R.S. Employer Identification No.)

State of Hawaii

(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

(808) 543-5662

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Offers

Reference is hereby made to the following note purchase agreements (collectively, the “Note Purchase Agreements”) and the senior notes issued pursuant to each Note Purchase Agreement (collectively, the “Notes”):

(i)	Note Purchase Agreement, dated as of October 4, 2018, as amended by the First Amendment dated as of October 15, 2020, by and between Hawaiian Electric Industries, Inc., a Hawaii corporation (the “Company”) and each of the purchasers listed in Schedule A thereto, under which (a) $50,000,000 aggregate principal amount of 4.58% Senior Notes, Series 2018A, due December 15, 2025 and (b) $100,000,000 aggregate principal amount of 4.72% Senior Notes, Series 2018B, due December 15, 2028 were issued by the Company;

(ii)	Note Purchase Agreement, dated as of September 11, 2020, by and between the Company and each of the purchasers listed in Schedule A thereto, under which $50,000,000 aggregate principal amount of 2.98% Senior Notes, Series 2020A, due December 15, 2030 were issued by the Company;

(iii)	Note Purchase Agreement, dated as of November 17, 2020, by and between the Company and each of the purchasers listed in Schedule A thereto, under which (a) $51,000,000 aggregate principal amount of 3.15% Senior Notes, Series 2020B, due January 28, 2031 and (b) $24,000,000 aggregate principal amount of 2.82% Senior Notes, Series 2020C, due April 17, 2028 were issued by the Company;

(iv)	Note Purchase Agreement, dated as of September 29, 2021, by and between the Company and each of the purchasers listed in Schedule A thereto, under which (a) $30,000,000 aggregate principal amount of 2.48% Senior Notes, Series 2021A, due December 29, 2028, (b) $25,000,000 aggregate principal amount of 2.78% Senior Notes, Series 2021B, due December 29, 2031, (c) $20,000,000 aggregate principal amount of 3.74% Senior Notes, Series 2021C, due December 29, 2051, (d) $30,000,000 aggregate principal amount of 2.98% Senior Notes, Series 2022A, due October 26, 2032 and (e) $20,000,000 aggregate principal amount of 3.94% Senior Notes, Series 2022B, due October 26, 2052 were issued by the Company;

(v)	Note Purchase Agreement, dated as of September 29, 2022, by and between the Company and each of the purchasers listed in Schedule A thereto, under which (a) $75,000,000 aggregate principal amount of 5.43% Senior Notes, Series 2022C, due November 1, 2032 and (b) $35,000,000 aggregate principal amount of 5.43% Senior Notes, Green Series 2022D, due November 1, 2034 were issued by the Company; and

(vi)	Note Purchase Agreement, dated as of March 16, 2023, by and between the Company and each of the purchasers listed in Schedule A thereto, under which $39,000,000 aggregate principal amount of 6.04% Senior Notes, Series 2023A, due June 15, 2028 and $61,000,000 aggregate principal amount of 6.10% Senior Notes, Series 2023B, due June 15, 2033 were issued by the Company.

As previously disclosed, on December 30, 2024, the Company entered into separate investment agreements, each by and among the Company, ASB Hawaii, Inc., a wholly owned subsidiary of the Company (the “Seller”), and American Savings Bank, F.S.B., a wholly owned subsidiary of the Seller (“ASB”), on the one hand, and each investor named in the investment agreements, on the other hand, pursuant to which the Seller sold 90.1% of the issued and outstanding shares of common stock of ASB to the investors, resulting in net cash proceeds of approximately $383.7 million (the “ASB Net Cash Proceeds”).

On March 5, 2025, the Company has elected to use the ASB Net Cash Proceeds to purchase for cash, up to the Maximum Ratable Portion (as defined below) of the Notes held by the holders of the Notes (each, a “Holder,” and collectively, the “Holders”), at a price of 100% of the principal amount of Notes surrendered and accepted for purchase, plus accrued and unpaid interest to (but not including) the day that is five (5) business days after the Expiration Date, as defined below (and in any case no later than April 9, 2025) (each, an “Offer,” and collectively, the

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“Offers”), pursuant to an offer to purchase for each Note Purchase Agreement, dated March 5, 2025 (as may be amended or supplemented, each an “Offer to Purchase”). The “Maximum Ratable Portion” offered by the Company in each Offer is equal to the product of (i) the ASB Net Cash Proceeds, multiplied by (ii) a fraction, the numerator of which is the aggregate outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of all the Notes issued pursuant to the Note Purchase Agreements.

Each Offer is being made on the terms and subject to the conditions set forth in the applicable Offer to Purchase, and any Holder who wishes to receive the applicable total consideration (determined pursuant to the terms as set forth in the applicable Offer to Purchase) must validly accept the applicable Offer and not validly withdraw such acceptance on or before 5:00 P.M. New York City time on April 2, 2025, unless extended (such date and time, as it may be extended or earlier terminated, the “Expiration Date”). Acceptance of any Offer may be withdrawn at any time at or prior to 5:00 P.M., New York City time, on April 2, 2025 (such date and time, as it may be extended or earlier terminated, the “Withdrawal Deadline”), and not after the Withdrawal Deadline, except in certain limited circumstances where withdrawal rights are required by applicable law. The consummation of the Offer is subject to the satisfaction (or waiver by the Company) of certain conditions as described in the Offers to Purchase, in the sole and absolute discretion of the Company.

* * * * *

This Current Report on Form 8-K is for information purposes only and is not an offer to purchase or a solicitation of acceptance of the Offers with respect to any of the Notes. The Offers are being made pursuant to the Offers to Purchase, which the Company is distributing to the Holders, as applicable. The Offers are not being made to Holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

The information furnished in connection with this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements include statements that are predictive in nature, depend upon or refer to future events or conditions and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions, including the completion, timing and amount of the Offers, are also forward-looking statements and are based on what the Company believes are reasonable estimates and assumptions. Forward-looking statements are subject to risks, uncertainties and the accuracy of assumptions, many of which are beyond the Company’s control, concerning the Company and its subsidiaries, the performance of the industries in which they do business and economic, political and market factors, among other things. These forward-looking statements are not guarantees of future performance and actual results and financial condition may differ materially from those indicated in the forward-looking statements.

Forward-looking statements in this Current Report on Form 8-K should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s other periodic reports and filings that discuss important factors that could cause the Company’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, the Company and its affiliates undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)

/s/ Scott T. DeGhetto
Scott T. DeGhetto
Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: March 5, 2025

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